                       SEMIANNUAL REPORT / APRIL 30, 1999


                                       AIM
                             GLOBAL RESOURCES FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                    ----------------------------------------

              OLIVE TREES: YELLOW SKY WITH SUN BY VINCENT VAN GOGH

         (1835-1890, DUTCH) PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S

           RESOURCES FOR OUR SURVIVAL AND WELL-BEING. FROM OLIVE TREES

        TO OIL FIELDS, PINE FORESTS TO URANIUM MINES, THE WORLD'S RICHES

        ARE BEING EXPLORED AND DEVELOPED AS NEVER BEFORE. NOW TRADING IN

            A GLOBAL MARKET, NATURAL RESOURCES FROM EVERY PART OF THE

                  WORLD CONTINUE TO SUPPLY US WITH THE BUILDING

                          BLOCKS OF MODERN SOCIETIES.

                    ----------------------------------------

AIM Global Resources Fund is for shareholders who seek long-term capital growth through investments in companies around the world that own, develop or explore natural resources, or that supply goods and services to such companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Resources Fund (formerly GT Global Natural Resources Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o As of April 30, 1999, average annual total returns including sales charges, were as follows: Class A shares (Since inception on 5/31/94) 2.61%; (1 year) -22.89% Class B shares (Since inception on 5/31/94) 2.75%; (1 year) -23.49% Class C shares (Since inception on 3/1/99) 22.30% Advisor Class shares (Since inception on 6/1/95) -18.66%; (1 year) 4.83%
o Because Class C shares have been offered for less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total returns that have not yet been annualized.
o   Advisor Class shares were closed to new investors on March 1, 1999.
o   Past performance cannot guarantee comparable future results.
o The Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International. The index is designed to represent the performance of all markets and does not reflect the Fund's concentration in the global resources industries.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

       MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE.
          RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY
                     FROM THE HISTORICAL PERFORMANCE SHOWN.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED
          OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT
                   YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
  [PHOTO OF         many of your minds may be, "How will the year 2000 computer
  Charles T.        issue affect AIM and my investments?" We would like you to
    Bauer,          feel comfortable.
 Chairman of            During March and April, AIM participated in an
 the Board of       industrywide test that gave us a chance to see how our
   THE FUND         technology systems might be affected by the changeover to
 APPEARS HERE]      the year 2000 (Y2K). Everything went as well as we had
                    hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
                    electronic interfaces among financial industry members in
the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual-fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio-management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.


PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED AIM'S YEAR 2000 READINESS DISCLOSURE.

                      ------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                      ------------------------------------


                            AIM GLOBAL RESOURCES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


COMMODITY MARKET RALLY SPARKS
FUND PERFORMANCE


HOW DID AIM GLOBAL RESOURCES FUND PERFORM DURING THE LAST SIX MONTHS?
After several quarters of disappointing returns, the Fund posted respectable gains for the six-month reporting period ended April 30, 1999. Fund performance was boosted by a recent surge in commodity prices, resulting from a combination of production cutbacks, unexpectedly strong growth in the United States and optimism about prospects for a recovery in the Asian economies.
    The Fund's Class A and Class B shares returned 15.07% and 14.70%, respectively, during the last six months. From inception on March 1, 1999, to the end of the reporting period, Class C shares gained 23.30%. These performance figures were calculated at net asset value, that is, without the effect of sales charges. Advisor Class shares posted a 15.25% return for the last six months. For long-term performance figures, please see the inside front cover.
    Net assets under management totaled $49.4 million on April 30.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE REPORTING PERIOD? At the beginning of the reporting period, the Federal Reserve Board lowered interest rates and spurred a U.S. market rally, leading the way for global markets to recover after last fall's market downturn. Increasing narrowness in the financial markets through early 1999 continued the dominance by large-cap stocks. The Dow closed above 10,000 for the first time on March 29, 1999, and surpassed several other milestones in April.
    In January, 11 European countries introduced the euro as their new common currency. While the euro started out strong against the U.S. dollar, it weakened as it became clear that the U.S. economy was growing much faster than the European economy. Signs of recovery from Asia and Latin America in early 1999 led many investors to expect that Japan and the rest of Asia will emerge from recession in the near future.
    On March 23, the Organization of Petroleum Exporting Countries (OPEC) announced a production cut of two million barrels of oil a day in hopes of staving off further declines in crude-oil prices. By late April, it appeared that members of OPEC may be living up to their pledge as global oil supply decreased and the price of crude oil climbed to more than $18.

WHAT WERE THE EFFECTS OF THE OPEC PRODUCTION CUT?
The OPEC production cut raised oil prices and coincided with a recovery in the steel and forest product industries. This gave market watchers reason to believe that the resources cycle had hit bottom and was on its way up. Energy prices rallied for the second month in a row in April. Less than six months ago, oil prices dipped to a 12-year low of less than $11 a barrel. Since February, oil is up more than 60%.
    Although there is a temptation for producing nations to cheat, so far there is no evidence that they have. Venezuela, notorious for violating quotas, is actually producing below OPEC-set targets. The American Petroleum Institute announced that U.S. oil inventories fell for the week ending April 23, after oil imports dipped 17%. Large integrated oil companies are taking a long view and showing some restraint. Most majors had cut their 1999 spending plans drastically at the end of 1998, when oil prices bottomed.


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets


================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
  1. Mobil Corp. (U.S.)                   5.1%
  2. Total S.A.-ADR (France)              3.4
  3. Atlantic Richfield Co. (U.S.)        3.2
  4. Rio Tinto PLC (U.K.)                 2.9
  5. Inco Ltd. (Canada)                   2.9
  6. Berkeley Petroleum Corp. (Canada)    2.8
  7. ENI S.p.A.-ADR (Italy)               2.7
  8. JP Morgan Index Funding Co. (U.S.)   2.6
  9. Cominco Ltd. (Canada)                2.6
 10. Stillwater Mining Co. (U.S.)         2.5

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
================================================================================

                       ----------------------------------
                              FUND PERFORMANCE WAS

                           BOOSTED BY A RECENT SURGE

                              IN COMMODITY PRICES

                       ----------------------------------

          See important Fund and index disclosures inside front cover.

                            AIM GLOBAL RESOURCES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets

================================================================================
TOP 10 COUNTRIES
--------------------------------------------------------------------------------
  1. United States                    61.55%
  2. Canada                           15.13
  3. France                            8.16
  4. United Kingdom                    3.86
  5. Italy                             2.70
  6. South Korea                       1.89
  7. Germany                           1.81
  8. Argentina                         1.17
  9. Spain                             1.17
 10. Ireland                           1.16

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.
================================================================================

Analysts at Salomon Smith Barney reasoned that oil companies have learned their lesson, having been burned before by responding too quickly to price spikes.

DO YOU BELIEVE THAT THE WORST IS OVER FOR THE RESOURCES SECTOR?
Although there have been some signs of recovery from natural resources companies, we remain skeptical that this recent rally represents a true turnaround for the sector. There are several reasons for this cautious outlook. Analysts predict that global oil consumption is being held down by economic weakness in Asia and Latin America. Overall, emerging-market oil use, which accounts for just under half of world demand, has fallen by 1.5% over the past year. That's quite a shift from late 1997, when demand grew by more than 5%. Although world commodity prices are expected to rise modestly in line with a strengthening of global demand, commodity prices could still suffer a setback in the near term. Since most of the price increase has been due to a reduction in supply, not an increase in demand, the persisting imbalance between supply and demand could trigger another deflationary shift.
    In addition, we do not believe in timing the market. Trying to catch the bottom of the market is often a losing game. Instead, we follow a longer-term investment discipline, focusing on owning companies with robust business models and strong, sustained earnings.

HOW DID YOU MANAGE THE FUND DURING THIS DIFFICULT PERIOD?
We have seen a decline in all natural resources prices, and the deflationary environment promises no end in the near term. With this in mind, we have been managing the Fund defensively. We continue to invest largely in the United States and Europe to minimize risks of exposure to weaker markets. We have also maintained a significant weighting in non-commodity holdings, particularly in uranium-processing companies, pipeline utilities, and gypsum and gravel companies. Approximately 15% of the Fund's holdings are related to the housing cycle. These holdings have benefited from the strong U.S. house-building market. We also own natural resources companies that do not have a direct commodity link, such as pipelines. These companies increase their earnings through business volume and are not as dependent on commodity prices.

WHAT ARE THE FUND'S TOP HOLDINGS?
As of April 30, the Fund has approximately 30% of its net assets in the oil industry. For the first quarter of 1999, integrated oil giants--Mobil, Exxon, and ARCO--reported better-than-expected earnings, although their revenues continued to decrease.
    A series of mega-mergers was announced during the reporting period. Consolidation in the oil industry has been in response to declining oil prices as size becomes synonymous with a company's ability to compete internationally. In December, Exxon and Mobil went public with plans to create the world's largest oil company. On the same day, French oil giant Total announced its purchase of Belgium's Petrofina to create the world's sixth largest oil company. BP Amoco followed suit with plans to purchase Arco for $25 billion. At the end of the reporting period, rumors emerged about a Chevron-Texaco merger. Mobil and ARCO are two of the Fund's top holdings, representing 8.3% of total net assets on April 30. The Fund also has more than 7% of its portfolio in Chevron, Texaco, Exxon and Total. Given the Fund's sizable stakes in these companies, future Fund performance should benefit from their merger activities.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
Four months into 1999, fears of a recession in the United States have faded, and international markets have stabilized. Inflation may edge a little higher in the coming months mainly due to a jump in petroleum prices, which may benefit near-term Fund performance. However, given the imbalance in supply and demand in the natural resources sector, combined with slower economic growth worldwide, we remain cautious about 1999. Prices of natural resources stocks have been battered for some time. And while various reforms are underway, they certainly won't lead to a full recovery overnight. For these reasons, Fund performance may continue to be challenged in the short term.

          See important Fund and index disclosures inside front cover.

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?
GET HELP FROM YOUR FINANCIAL CONSULTANT

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or an IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio.
This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.

================================================================================
         (Pie Chart)                              (Pie Chart)

            50%                                        33%
        STOCK FUNDS                                BOND FUNDS

            50%                                        67%
         BOND FUNDS                                STOCK FUNDS

         12/31/93                                   12/31/98
================================================================================

*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                            AIM GLOBAL RESOURCES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial advisor should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial advisors.
    Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future.

He or she can
o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
    The Forum for Investor Advice suggests that you discuss the following with your financial consultant:

o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets

    Take along our checklist (left) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.


                                     [PHOTO]


CONSULTATION CHECKLIST

WHAT TO BRING:
o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:
o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?


                            AIM GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                        SHARES        VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-54.09%

ALUMINUM-3.01%

Alcoa Inc.                                 8,700   $   541,575
--------------------------------------------------------------
Reynolds Metals Co.                       15,200       948,100
--------------------------------------------------------------
                                                     1,489,675
--------------------------------------------------------------

BUILDING MATERIALS-0.96%

USG Corp.                                  8,100       472,837
--------------------------------------------------------------

CHEMICALS-2.89%

Du Pont (E.I.) de Nemours & Co.            8,000       565,000
--------------------------------------------------------------
Solutia Inc.                              35,400       862,875
--------------------------------------------------------------
                                                     1,427,875
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.99%

W.R. Grace & Co.(a)                       30,600       487,687
--------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-1.91%

Martin Marietta Materials, Inc.            7,600       469,775
--------------------------------------------------------------
Southdown, Inc.                            7,372       472,269
--------------------------------------------------------------
                                                       942,044
--------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER)-2.93%

Gaylord Container Corp.(a)                64,500       540,187
--------------------------------------------------------------
Smurfit-Stone Container Corp.(a)          14,300       334,262
--------------------------------------------------------------
Temple-Inland Inc.                         8,300       572,700
--------------------------------------------------------------
                                                     1,447,149
--------------------------------------------------------------

ELECTRIC COMPANIES-2.61%

Montana Power Co.                         11,600       864,925
--------------------------------------------------------------
PacifiCorp                                25,400       423,862
--------------------------------------------------------------
                                                     1,288,787
--------------------------------------------------------------

GOLD & PRECIOUS METALS MINING-2.49%

Stillwater Mining Co.(a)                  43,550     1,233,009
--------------------------------------------------------------

IRON & STEEL-0.50%

AK Steel Holding Corp.                     9,600       249,600
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.84%

Sealed Air Corp.(a)                        8,300       504,744
--------------------------------------------------------------
USEC Inc.                                 72,300       899,231
--------------------------------------------------------------
                                                     1,403,975
--------------------------------------------------------------

METALS MINING-1.18%

Freeport-McMoRan Copper & Gold,
  Inc.(a)                                 38,000       581,875
--------------------------------------------------------------

NATURAL GAS-6.93%

Coastal Corp. (The)                        9,500       363,375
--------------------------------------------------------------
Columbia Energy Group                      8,700       418,144
--------------------------------------------------------------
Consolidated Natural Gas Co.               5,900       351,050
--------------------------------------------------------------

                                        SHARES        VALUE
NATURAL GAS-(CONTINUED)

Enron Corp.                                6,500   $   489,125
--------------------------------------------------------------
Questar Corp.                             47,600       865,725
--------------------------------------------------------------
Williams Companies, Inc. (The)            19,900       940,275
--------------------------------------------------------------
                                                     3,427,694
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.36%

Baker Hughes, Inc.                        12,700       379,413
--------------------------------------------------------------
Cooper Cameron Corp.(a)                   10,300       397,838
--------------------------------------------------------------
Schlumberger Ltd.                          7,500       479,063
--------------------------------------------------------------
Veritas DGC, Inc.(a)                      20,000       405,000
--------------------------------------------------------------
                                                     1,661,314
--------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-4.80%

Apache Corp.                              18,000       552,375
--------------------------------------------------------------
JP Morgan Index Funding Co. COMPS(a)      69,800     1,300,025
--------------------------------------------------------------
Triton Energy Ltd.(a)                     43,900       521,313
--------------------------------------------------------------
                                                     2,373,713
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-3.23%

Atlantic Richfield Co.                    19,000     1,594,813
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-9.00%

Chevron Corp.                              9,400       937,650
--------------------------------------------------------------
Exxon Corp.                                5,700       473,456
--------------------------------------------------------------
Mobil Corp.                               23,900     2,503,525
--------------------------------------------------------------
Texaco, Inc.                               8,500       533,375
--------------------------------------------------------------
                                                     4,448,006
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-4.46%

Georgia Pacific Corp.                      6,200       573,500
--------------------------------------------------------------
International Paper Co.                   11,200       597,100
--------------------------------------------------------------
Weyerhaeuser Co.                           8,000       537,000
--------------------------------------------------------------
Willamette Industries, Inc.               10,600       495,550
--------------------------------------------------------------
                                                     2,203,150
--------------------------------------------------------------
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $26,141,505)                                  26,733,203
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-37.91%

ARGENTINA-1.17%

YPF Sociedad Anonima-ADR
  (Oil-International Integrated)          13,800       579,600
--------------------------------------------------------------

BELGIUM-0.86%

Solvay S.A.                                6,100       425,367
--------------------------------------------------------------

CANADA-15.13%

Barrick Gold Corp. (Gold & Precious
  Metals Mining)                          23,900       482,754
--------------------------------------------------------------

                                        SHARES        VALUE
CANADA-(CONTINUED)

Berkley Petroleum Corp. (Oil &
  Gas-Exploration & Production)(a)       151,000   $ 1,398,148
--------------------------------------------------------------
Cameco Corp. (Metals Mining)              21,400       457,942
--------------------------------------------------------------
Cominco Ltd. (Metals Mining)              79,100     1,299,345
--------------------------------------------------------------
EdperBrascan Corp.-Class A
  (Conglomerates)                         27,819       396,869
--------------------------------------------------------------
Inco Ltd. (Metals Mining)(a)              74,200     1,419,876
--------------------------------------------------------------
IPSCO, Inc. (Iron & Steel)                26,900       597,778
--------------------------------------------------------------
Nexfor Inc. (Paper & Forest
  Products)                               94,100       480,826
--------------------------------------------------------------
Placer Dome Inc. (Gold & Precious
  Metals Mining)                          29,700       419,512
--------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)          13,200       527,366
--------------------------------------------------------------
                                                     7,480,416
--------------------------------------------------------------

FRANCE-8.16%

Air Liquide (Chemicals-Specialty)          3,600       555,323
--------------------------------------------------------------
Elf Aquitaine S.A.-ADR
  (Oil-International Integrated)          14,900     1,164,063
--------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                            6,500       631,817
--------------------------------------------------------------
Total S.A.-ADR (Oil-International
  Integrated)                             24,700     1,679,600
--------------------------------------------------------------
                                                     4,030,803
--------------------------------------------------------------

GERMANY-1.81%

BASF A.G. (Chemicals-Diversified)         20,400       893,398
--------------------------------------------------------------

ITALY-2.70%

ENI S.p.A.-ADR (Oil-International
  Integrated)                             20,400     1,333,650
--------------------------------------------------------------

                                        SHARES        VALUE
IRELAND-1.16%

Jefferson Smurfit Group PLC
  (Containers & Packaging-Paper)          21,500   $   575,125
--------------------------------------------------------------

SOUTH KOREA-1.89%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          36,200       932,150
--------------------------------------------------------------

SPAIN-1.17%

Repsol S.A. (Oil & Gas-Refining &
  Marketing)(a)                           35,700       580,870
--------------------------------------------------------------

UNITED KINGDOM-3.86%

British Steel PLC-ADR (Iron & Steel)      20,700       478,688
--------------------------------------------------------------
Rio Tinto PLC (Metals Mining)             81,800     1,428,339
--------------------------------------------------------------
                                                     1,907,027
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $15,215,225)                                  18,738,406
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
REPURCHASE AGREEMENT-7.46%(B)

State Street Bank & Trust Co.,
  4.85%, 05/03/99(c) (Cost
  $3,686,000)                         $3,686,000     3,686,000
--------------------------------------------------------------
TOTAL INVESTMENTS-99.46%                            49,157,609
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.54%                    268,950
--------------------------------------------------------------
NET ASSETS-100.00%                                 $49,426,559
==============================================================

Investment Abbreviation:

ADR   - American Depositary Receipt
COMPS - Commodity Index Preferred Securities

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Repurchase agreement entered into 04/30/99 with a maturing value of $3,686,000. Collateralized by $3,000,000 U.S. Treasury Note, 11.625% due 11/15/02 with a market value at 04/30/99 of $3,761,250.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $45,042,730)         $49,157,609
------------------------------------------------------------
Cash                                                     888
------------------------------------------------------------
Receivables for:
  Investments sold                                   525,524
------------------------------------------------------------
  Fund shares sold                                   404,508
------------------------------------------------------------
  Dividends and interest                              68,050
------------------------------------------------------------
Other assets                                          37,903
------------------------------------------------------------
    Total assets                                  50,194,482

------------------------------------------------------------

LIABILITIES:

Payables for fund shares reacquired                  649,374
------------------------------------------------------------
Accrued distribution fees                              9,624
------------------------------------------------------------
Accrued administrative services fees                   1,063
------------------------------------------------------------
Accrued transfer agent fees                           39,348
------------------------------------------------------------
Accrued trustees' fees                                 1,200
------------------------------------------------------------
Accrued operating expenses                            67,314
------------------------------------------------------------
    Total liabilities                                767,923
------------------------------------------------------------
Net assets applicable to shares outstanding      $49,426,559
------------------------------------------------------------

NET ASSETS:

Class A                                          $18,835,110
============================================================
Class B                                          $25,650,451
============================================================
Class C                                          $    42,684
============================================================
Advisor Class                                    $ 4,898,314
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,494,998
============================================================
Class B                                            2,080,266
============================================================
Class C                                                3,461
============================================================
Advisor Class                                        383,495
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     12.60
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.60
    divided by 95.25%)                           $     13.23
============================================================
Class B:
  Net asset value and offering price per share   $     12.33
============================================================
Class C:
  Net asset value and offering price per share   $     12.33
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                              $     12.77
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $19,361 foreign withholding
  tax)                                           $   453,808
------------------------------------------------------------
Interest                                              48,479
------------------------------------------------------------
Securities lending                                     9,004
------------------------------------------------------------
    Total investment income                          511,291
------------------------------------------------------------
EXPENSES:
Advisory fees                                        225,478
------------------------------------------------------------
Administrative services fees                           5,320
------------------------------------------------------------
Custodian fees                                         4,165
------------------------------------------------------------
Distribution fees -- Class A                          42,918
------------------------------------------------------------
Distribution fees -- Class B                         122,462
------------------------------------------------------------
Distribution fees -- Class C                              15
------------------------------------------------------------
Printing                                             120,152
------------------------------------------------------------
Trustees' fees                                         7,073
------------------------------------------------------------
Transfer agent fees -- Class A                        16,770
------------------------------------------------------------
Transfer agent fees -- Class B                        23,926
------------------------------------------------------------
Transfer agent fees -- Class C                             3
------------------------------------------------------------
Transfer agent fees -- Advisor                         4,447
------------------------------------------------------------
Other                                                 34,475
------------------------------------------------------------
    Total expenses                                   607,204
------------------------------------------------------------
Less: Expenses paid indirectly                          (197)
------------------------------------------------------------
    Fees waived by advisor                           (93,051)
------------------------------------------------------------
    Net expenses                                     513,956
------------------------------------------------------------
Net investment income (loss)                          (2,665)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (2,976,151)
------------------------------------------------------------
  Foreign currencies                                  12,330
------------------------------------------------------------
                                                  (2,963,821)
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                            9,041,196
------------------------------------------------------------
  Foreign currencies                                  (4,008)
------------------------------------------------------------
                                                   9,037,188
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                             6,073,367
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $ 6,070,702
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $     (2,665)   $    (912,829)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (2,963,821)     (21,878,975)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            9,037,188      (39,191,661)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 6,070,702      (61,983,465)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                               --         (602,063)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (769,604)
-------------------------------------------------------------------------------------------
  Class C                                                               --               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --          (57,919)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --       (1,584,312)
-------------------------------------------------------------------------------------------
  Class B                                                               --       (2,025,190)
-------------------------------------------------------------------------------------------
  Class C                                                               --               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --         (152,412)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (2,921,664)     (23,633,558)
-------------------------------------------------------------------------------------------
  Class B                                                       (6,491,536)     (21,986,110)
-------------------------------------------------------------------------------------------
  Class C                                                           40,570               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                   (818,536)      (5,331,917)
-------------------------------------------------------------------------------------------
                                                               (10,191,166)     (50,951,585)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (4,120,464)    (118,126,550)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           53,547,023      171,673,573
-------------------------------------------------------------------------------------------
  End of period                                               $ 49,426,559    $  53,547,023
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 70,634,682    $  80,825,848
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               (2,665)              --
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures, forward and
    option contracts                                           (25,316,150)     (22,352,329)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, forward contracts and
    option contracts                                             4,110,692       (4,926,496)
-------------------------------------------------------------------------------------------
                                                              $ 49,426,559    $  53,547,023
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Resources Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund's investment objective is to achieve long-term growth of capital. The Fund invests substantially all of its investable assets in Global Resources Portfolio (the "Portfolio"). The Portfolio is organized as a subtrust of Global Investment Portfolio, a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and the Portfolio in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE".)
       Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $21,789,846 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.

D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Deferred Organizational Expenses-Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
G. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a forward foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
       In addition, the Portfolio's policy of concentrating its investments in companies in the natural resources industry subject the Portfolio to greater risk than a fund that is more diversified.
J. Indexed Securities-The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on of the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively. During the six months ended April 30, 1999, AIM waived fees of $93,051.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $43,093 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their custom-ers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $42,918, $122,462 and $15, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $6,371 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Portfolio and the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $197 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $197 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  For the six months ended April 30, 1999, the average outstanding daily balance of bank loans for the Fund was $4,238 with a weighted average interest rate of 5.50%. Interest expense for the Fund for the six months ended April 30, 1999 was $117.

  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $2,514,408 were on loan to brokers. The loans were secured by cash collateral of $2,610,327 received by the Portfolio. For the six months ended April 30, 1999, the Portfolio received fees of $9,004 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 1999 was $35,374,083 and $48,576,295, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $  6,421,436
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                          (2,438,347)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $  3,983,089
================================================================

Cost of investments for tax purposes is $45,174,520.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                                                                  APRIL 30, 1999              OCTOBER 31, 1998
                                                             -------------------------   ---------------------------
                                                               SHARES        AMOUNT        SHARES         AMOUNT
                                                             ----------   ------------   -----------   -------------
Sold:
  Class A                                                     1,227,061   $ 13,506,584    11,040,421   $ 157,454,416
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       392,349      4,342,582     1,539,841      23,469,862
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        3,461         40,570            --              --
--------------------------------------------------------------------------------------------------------------------
  Advisor                                                        34,699        395,385     1,211,598      19,441,802
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                            --             --       107,234       1,988,098
--------------------------------------------------------------------------------------------------------------------
  Class B                                                            --             --       132,618       2,421,607
--------------------------------------------------------------------------------------------------------------------
  Advisor                                                            --             --        11,203         209,263
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (1,508,688)   (16,428,248)  (12,759,254)   (183,076,072)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                    (1,009,523)   (10,834,118)   (3,237,031)    (47,877,579)
--------------------------------------------------------------------------------------------------------------------
  Advisor                                                      (110,534)    (1,213,921)   (1,479,078)    (24,982,982)
--------------------------------------------------------------------------------------------------------------------
                                                               (971,175)  $(10,191,166)   (3,432,448)  $ (50,951,585)
====================================================================================================================

* Class C shares commenced sales March 1, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,              MAY 31, 1994 TO
                                                       APRIL 30,    ----------------------------------------       OCTOBER 31,
                                                         1999       1998(a)    1997(a)    1996(a)     1995            1994
                                                        -------     -------    -------    -------    -------     ----------------
Net asset value, beginning of period                    $ 10.95     $ 20.65    $ 17.43    $ 11.44    $ 12.41         $ 11.43
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Income from investment operations:
  Net investment income (loss)                             0.01       (0.11)(b)   (0.25)    (0.24)      0.04(c)         0.06(d)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Net realized and unrealized gain (loss) on
    investments                                            1.64       (8.91)      4.08       6.28      (0.98)           0.92
----------------------------------------------------    -------     -------    -------    -------    -------         -------
    Net increase (decrease) from investment
      operations                                           1.65       (9.02)      3.83       6.04      (0.94)           0.98
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Distributions to shareholders:
  From net investment income                                 --       (0.19)        --      (0.04)     (0.03)             --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  From net realized gain on investments                      --       (0.49)     (0.61)     (0.01)        --              --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
    Total distributions                                      --       (0.68)     (0.61)     (0.05)     (0.03)             --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Net asset value, end of period                          $ 12.60     $ 10.95    $ 20.65    $ 17.43    $ 11.44         $ 12.41
====================================================    =======     =======    =======    =======    =======         =======
Total return(e)                                           15.07%     (45.02)%    22.64%     53.04%     (7.58)%          8.57%
====================================================    =======     =======    =======    =======    =======         =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $18,835     $19,463    $69,975    $48,729    $12,598         $14,797
====================================================    =======     =======    =======    =======    =======         =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                         0.21%(f)   (0.75)%    (1.41)%    (1.55)%     0.41%           2.63%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Without fee waivers                                     (0.19)%(f)   (1.06)%   (1.51)%    (1.65)%    (0.69)%          0.65%(g)
====================================================    =======     =======    =======    =======    =======         =======
Ratio of expenses to average net assets:
  With fee waivers                                         2.00%(f)    1.98%      2.03%      2.20%      2.37%           2.40%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Without fee waivers                                      2.41%(f)    2.29%      2.13%      2.30%      3.47%           4.38%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Portfolio turnover rate                                      78%        201%       321%        94%        87%            137%
====================================================    =======     =======    =======    =======    =======         =======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.14.
(d) Before reimbursement the net investment income per share would have been reduced by $0.04.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are annualized and based on average net assets of $17,309,584.
(g) Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,              MAY 31, 1994 TO
                                                       APRIL 30,    ----------------------------------------       OCTOBER 31,
                                                         1999       1998(a)    1997(a)    1996(a)     1995            1994
                                                        -------     -------    -------    -------    -------     ----------------
Net asset value, beginning of period                    $ 10.75     $ 20.37    $ 17.29    $ 11.36    $ 12.38         $ 11.43
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Income from investment operations:
  Net investment income (loss)                            (0.02)      (0.18)(b)   (0.33)    (0.31)     (0.02)(c)         0.03(d)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Net realized and unrealized gain (loss) on
    investments                                            1.60       (8.76)      4.02       6.25      (0.98)           0.92
----------------------------------------------------    -------     -------    -------    -------    -------         -------
    Net increase (decrease) from investment
      operations                                           1.58       (8.94)      3.69       5.94      (1.00)           0.95
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Distributions to shareholders:
  From net investment income                                 --       (0.19)        --         --      (0.02)             --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  From net realized gain on investments                      --       (0.49)     (0.61)     (0.01)        --              --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
    Total distributions                                      --       (0.68)     (0.61)     (0.01)     (0.02)             --
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Net asset value, end of period                          $ 12.33     $ 10.75    $ 20.37    $ 17.29    $ 11.36         $ 12.38
====================================================    =======     =======    =======    =======    =======         =======
Total return(e)                                           14.70%     (45.25)%    21.99%     52.39%     (8.05)%          8.31%
====================================================    =======     =======    =======    =======    =======         =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                    $25,650     $28,996    $86,812    $57,749    $13,978         $13,404
====================================================    =======     =======    =======    =======    =======         =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                        (0.29)%(f)   (1.25)%   (1.91)%    (2.05)%    (0.09)%          2.13%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Without fee waivers                                     (0.69)%(f)   (1.56)%   (2.01)%    (2.15)%    (1.19)%          0.15%(g)
====================================================    =======     =======    =======    =======    =======         =======
Ratio of expenses to average net assets:
  With fee waivers                                         2.50%(f)    2.48%      2.53%      2.70%      2.87%           2.90%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
  Without fee waivers                                      2.90%(f)    2.79%      2.63%      2.80%      3.97%           4.88%(g)
----------------------------------------------------    -------     -------    -------    -------    -------         -------
Portfolio turnover rate                                      78%        201%       321%        94%        87%            137%
====================================================    =======     =======    =======    =======    =======         =======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.13.
(d) Before reimbursement the net investment income per share would have been reduced by $0.04.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f) Ratios are annualized and based on average net assets of $24,695,322.
(g) Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                        CLASS C                                ADVISOR CLASS
                                                    --------------  ------------------------------------------------------------
                                                     MARCH 1, 1999                  YEAR ENDED OCTOBER 31,
                                                          TO        APRIL 30,   -----------------------------   JUNE 1, 1995 TO
                                                     APRIL 30, 1999   1999      1998(a)     1997(a)   1996(a)   OCTOBER 31, 1995
                                                     -------------- --------    -------     -------   -------   ----------------
Net asset value, beginning of period                     $10.00      $11.08     $ 20.80     $ 17.47    $11.47        $11.45
----------------------------------------------------    -------     -------     -------     -------   -------       -------
Income from investment operations:
  Net investment income (loss)                               --        0.04       (0.03)(b)   (0.14)   (0.17)          0.11(c)
----------------------------------------------------    -------     -------     -------     -------   -------       -------
  Net realized and unrealized gain (loss) on
    investments                                            2.33        1.65       (9.01)       4.08      6.28         (0.09)
----------------------------------------------------    -------     -------     -------     -------   -------       -------
    Net increase (decrease) from investment
      operations                                           2.33        1.69       (9.04)       3.94      6.11          0.02
----------------------------------------------------    -------     -------     -------     -------   -------       -------
Distributions to shareholders:
  From net investment income                                 --          --       (0.19)         --     (0.10)           --
----------------------------------------------------    -------     -------     -------     -------   -------       -------
  From net realized gain on investments                      --          --       (0.49)      (0.61)    (0.01)           --
----------------------------------------------------    -------     -------     -------     -------   -------       -------
    Total distributions                                      --          --       (0.68)      (0.61)    (0.11)           --
----------------------------------------------------    -------     -------     -------     -------   -------       -------
Net asset value, end of period                           $12.33      $12.77     $ 11.08     $ 20.80    $17.47        $11.47
====================================================   ========     =======     =======     ========  =======       =======
Total return(d)                                           23.30%      15.25%     (44.79)%     23.23%    53.76%         0.17%
====================================================   ========     =======     =======     ========  =======       =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                     $   43      $4,898     $ 5,089     $14,886    $5,502        $   95
====================================================   ========     =======     =======     ========  =======       =======
Ratio of net investment income (loss) to
  average net assets:
  With fee waivers                                        (0.28)%(e)   0.71%(e)   (0.25)%     (0.91)%   (1.05)%        0.91%(f)
----------------------------------------------------    -------     -------     -------     -------   -------       -------
  Without fee waivers                                     (0.68)%(e)   0.31%(e)   (0.56)%     (1.01)%   (1.15)%       (0.19)%(f)
====================================================   ========     =======     =======     ========  =======       =======
Ratio of expenses to average net assets:
  With fee waivers                                         2.50%(e)    1.50%(e)    1.48%       1.53%     1.70%         1.87%(f)
----------------------------------------------------    -------     -------     -------     -------   -------       -------
  Without fee waivers                                      2.89%(e)    1.91%(e)    1.79%       1.63%     1.80%         2.97%(f)
----------------------------------------------------    -------     -------     -------     -------   -------       -------
Portfolio turnover rate                                      78%         78%        201%        321%       94%           87%
====================================================   ========     =======     =======     ========  =======       =======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement the net investment loss per share would have been increased by $0.04.
(c) Before reimbursement the net investment income (loss) per share would have been reduced (increased) by $0.12.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average net assets of $9,152 and $4,589,420 for Class C and Advisor Class, respectively.
(f) Annualized.


BOARD OF TRUSTEES                          OFFICERS                         OFFICE OF THE FUND
C. Derek Anderson                          Robert H. Graham                 11 Greenway Plaza
President, Plantagenet Capital             Chairman and President           Suite 100
Management, LLC (an investment                                              Houston, TX 77046
partnership); Chief Executive Officer,     Dana R. Sutton
Plantagenet Holdings, Ltd.                 Vice President and Treasurer     INVESTMENT MANAGER
(an investment banking firm)
                                           Samuel D. Sirko                  A I M Advisors, Inc.
Frank S. Bayley                            Vice President and Secretary     11 Greenway Plaza
Partner, law firm of                                                        Suite 100
Baker & McKenzie                           Melville B. Cox                  Houston, TX 77046
                                           Vice President
Robert H. Graham                                                            TRANSFER AGENT
President and Chief Executive Officer,     Gary T. Crum
A I M Management Group Inc.                Vice President                   A I M Fund Services, Inc.
                                                                            P.O. Box 4739
Arthur C. Patterson                        Carol F. Relihan                 Houston, TX 77210-4739
Managing Partner, Accel Partners           Vice President
(a venture capital firm)                                                    CUSTODIAN
                                           Mary J. Benson
Ruth H. Quigley                            Assistant Vice President and     State Street Bank and Trust Company
Private Investor                           Assistant Treasurer              225 Franklin Street
                                                                            Boston, MA 02110
                                           Sheri Morris
                                           Assistant Vice President and     COUNSEL TO THE FUND
                                           Assistant Treasurer
                                                                            Kirkpatrick & Lockhart LLP
                                           Nancy L. Martin                  1800 Massachusetts Avenue, N.W.
                                           Assistant Secretary              Washington, D.C. 20036-1800

                                           Ofelia M. Mayo                   COUNSEL TO THE TRUSTEES
                                           Assistant Secretary
                                                                            Paul, Hastings, Janofsky & Walker LLP
                                           Kathleen J. Pflueger             Twenty Third Floor
                                           Assistant Secretary              555 South Flower Street
                                                                            Los Angeles, CA 90071

                                                                            DISTRIBUTOR

                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046




HOW AIMMAKES INVESTING
EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                           --------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                           --------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

 GROWTH FUNDS                              MONEY MARKET FUNDS

 AIM Aggressive Growth Fund(1)             AIM Money Market Fund
 AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund
 AIM Capital Development Fund
 AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS
 AIM Dent Demographic Trends Fund
 AIM Large Cap Growth Fund                 AIM Advisor International Value Fund
 AIM Mid Cap Equity Fund(2), (A)           AIM Asian Growth Fund
 AIM Select Growth Fund(3)                 AIM Developing Markets Fund(2)
 AIM Small Cap Growth Fund(2), (B)         AIM Europe Growth Fund(2)
 AIM Small Cap Opportunities Fund          AIM European Development Fund
 AIM Value Fund                            AIM International Equity Fund
 AIM Weingarten Fund                       AIM Japan Growth Fund(2)
                                           AIM Latin American Growth Fund(2)
 GROWTH & INCOME FUNDS                     AIM New Pacific Growth Fund(2)

 AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS
 AIM Advisor Large Cap Value Fund
 AIM Advisor Real Estate Fund              AIM Global Aggressive Growth Fund
 AIM Balanced Fund                         AIM Global Growth Fund
 AIM Basic Value Fund(2), (C)
 AIM Charter Fund                          GLOBAL GROWTH & INCOME FUNDS

 INCOME FUNDS                              AIM Global Growth & Income Fund(2)
                                           AIM Global Utilities Fund
 AIM Floating Rate Fund(2)
 AIM High Yield Fund                       GLOBAL INCOME FUNDS
 AIM High Yield Fund II
 AIM Income Fund                           AIM Emerging Markets Debt Fund(2), (D)
 AIM Intermediate Government Fund          AIM Global Government Income Fund(2)
 AIM Limited Maturity Treasury Fund        AIM Global Income Fund
                                           AIM Strategic Income Fund(2)
 TAX-FREE INCOME FUNDS
                                           THEME FUNDS
 AIM High Income Municipal Fund
 AIM Municipal Bond Fund                   AIM Global Consumer Products and Services Fund(2)
 AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Financial Services Fund(2)
 AIM Tax-Free Intermediate Fund            AIM Global Health Care Fund(2)
                                           AIM Global Infrastructure Fund(2)
                                           AIM Global Resources Fund(2)
                                           AIM Global Telecommunications and Technology Fund(2), (E)
                                           AIM Global Trends Fund(2), (F)

(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3)On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

A I M Management Group Inc. has provided leadership in the mutual-fund industry since 1976 and managed approximately $112 billion in assets for more than 6.3 million shareholders, including individual investors, corporate clients, and financial institutions as of March 31, 1999.

The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the 10th-largest mutual-fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual-fund monitor.

[AIM LOGO APPEARS HERE]

INVEST WITH DISCIPLINE--Registered Trademark--